SUPPLEMENT DATED OCTOBER 1, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

MARKET VECTORS ETF TRUST

Dated September 1, 2015

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Statement of Additional Information free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective October 1, 2015, the Fund’s name is changing from “Market Vectors Emerging Markets Local Currency Bond ETF” to “Market Vectors J.P. Morgan EM Local Currency Bond ETF.” Accordingly, effective October 1, 2015, references in the Fund’s Statement of Additional Information to “Market Vectors Emerging Markets Local Currency Bond ETF” are hereby changed to “Market Vectors J.P. Morgan EM Local Currency Bond ETF.” The Fund’s investment objective and principal investment strategies will remain the same after the Fund’s name change is effective.

Please retain this supplement for future reference.